BBH TRUST

BBH MONEY MARKET FUND
REGULAR SHARES (“BBMXX”)
INSTITUTIONAL SHARES (“BBSXX”)

SUPPLEMENT DATED DECEMBER 23, 2014
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 28, 2014

The following information supplements and, to the extent inconsistent therewith, supersede, certain information in the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

Effective immediately, the Management Information Table within the “Management” section beginning on page 9 of the SAI is hereby revised as follows:

The Number of Portfolios in the Fund Complex Overseen by the Trustees is changed from 7 to 6 with respect to all Trustees.

Effective immediately, the “Trustee Committees” section of the SAI on page 14 is deleted and replaced with the following:

The Trustees (except Ms. Livingston and Mr. Gehret) serve on an Audit Committee that selects the independent registered public accounting firm for the Fund and reviews the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls.  The Audit Committee met four times during the fiscal year ended June 30, 2014.

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value ” of any security for which market quotations are not readily available. The Valuation Committee met 12 times during the fiscal year ended June 30, 2014.

Effective December 31, 2014, in order to reflect his retirement on that date, the Management Information Table within the “Management” section on page 9 of the SAI and as supplemented herewith, is revised by deleting the information provided for Mr. David P. Feldman.

Effective December 31, 2014, the “Board Leadership Structure” portion of the “Board of Trustees” section of the SAI on page 12 is hereby deleted in its entirety and replaced with the following:

Currently, four of the six Trustees of the Board are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”). The Board has appointed Mr. H. Whitney Wagner to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (66%) of Independent Trustees, the number of funds (and classes) overseen by the Board and the total number of Trustees on the Board.

Effective December 31, 2014, in order to reflect his retirement on that date, the “Individual Trustee Qualifications” section, on page 13 of the SAI, is revised by deleting the information provided for Mr. David P. Feldman.

Effective December 31, 2014, the Trustee Equity Ownership Table on page 14 of the SAI is hereby deleted and replaced it its entirety with the following:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	None	Over $100,000
David P. Feldman*	None	None
Andrew S. Frazier	None	Over $100,000
Mark M. Collins	None	Over $100,000
John M. Tesoro	None	None
Susan C. Livingston	None	None
John A. Gehret	Over $100,000	Over $100,000

*           Mr. Feldman retired from the Board, effective December 31, 2014.

Effective December 31, 2014, the Trustee Compensation Table on page 15 of the SAI is hereby deleted and replaced it its entirety with the following:

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex + paid to Trustee
Joseph V. Shields, Jr.,* Independent Trustee	$8,250	None	None	$41,250
David P. Feldman, ** Independent Trustee	$13,416.67	None	None	$70,000
Arthur D. Miltenberger,*** Independent Trustee	$8,000	None	None	$40,000
H. Whitney Wagner, Independent Trustee	$14,562.50	None	None	$76,250
Andrew S. Frazier Independent Trustee	$14,333.33	None	None	$75,000
Mark M. Collins Independent Trustee	$13,416.66	None	None	$70,000
John M. Tesoro Independent Trustee	None	None	None	None
Susan C. Livingston Interested Trustee	None	None	None	None
John A. Gehret Interested Trustee	None	None	None	None
+	The Fund Complex consists of the Trust, which currently consists of six series.
* ** ***	Mr. Shields retired from the Board, effective January 6, 2014. Mr. Feldman retired from the Board, effective December 31, 2014. Mr. Miltenberger retired from the Board effective December 31, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE